EXHIBIT 10.2

UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF NEW YORK


PSC INC.,
                                                              Civil Action No.
                  Plaintiff,                                  92-CV-6277T

v.

METROLOGIC INSTRUMENTS, INC.

                  Defendant.

                            STIPULATION OF DISMISSAL

         Pursuant to an Agreement for Settlement, Dismissal of Claims, and Mutual Releases that has been executed by both parties, the parties, by their undersigned counsel, stipulate pursuant to Fed. R. Civ. P. 41(a)(1) that this action is hereby dismissed as follows:

         1. All claims asserted by plaintiff PSC Inc. in its complaint are dismissed with prejudice.

         2. Except for its counterclaim for a declaratory judgment of invalidity and unenforceability of U.S. Patent No. 4,652,750, all claims asserted by defendant Metrologic Instruments, Inc. in its counterclaim are dismissed with prejudice.

         3. Defendant's counterclaim for a declaratory judgment of invalidity and unenforceability of U.S. Patent No. 4,652,750 is dismissed without prejudice.

         4. Each party shall bear its own costs, expenses, and attorney's fees.

/s/ Douglas M. Hagerman                            /s/ Francis J. Murphy
-----------------------                            ---------------------
Douglas M. Hagerman                                Francis J. Murphy
Foley & Lardner                                    Hopgood, Calimafde, Kalil &
777 East Wisconsin Avenue                             Judlowe, L.L.P.
Milwaukee, Wisconsin  53202                        60 East 42nd Street
(414) 297-5526                                     New York, New York 10165
                                                   (212) 986-2480
Counsel for Plaintiff PSC Inc.                     Counsel for Defendant
                                                   Metrologic Instruments, Inc.

                                                  SO ORDERED
                                               /s/ Michael A. Telesca
                                                Michael A. Telesca
                                                United States District Judge
                                                4/10/97